UNAUDITED PRO FORMA FINANCIAL INFORMATION


The unaudited pro forma financial information gives effect to (i) bank borrowings incurred by a subsidiary of Cellular Communications of Puerto Rico, Inc. ("CCPR") - formerly known as CoreComm Incorporated, (ii) a capital contribution made by CCPR to CoreComm Limited ("CoreComm) and (iii) the spin-off of CoreComm from CCPR effected by CCPR's distribution to its shareholders of all of the common stock of CoreComm (collectively the "Transactions"). The pro forma financial information is based on the historical financial statements of CCPR and CoreComm.

The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 give effect to the Transactions as if they had been consummated on January 1, 1997. The unaudited pro forma condensed consolidated balance sheet as of June 30, 1998 gives effect to the Transactions as if they had been consummated on June 30, 1998.

The pro forma adjustments are based upon available information and assumptions that management believes are reasonable at the time made. Management believes that any variations from the available information and assumptions applied will not have a material effect on the pro forma financial statements presented. The unaudited pro forma condensed consolidated financial statements do not purport to present the financial position or results of operations of CCPR had the
Transactions occurred on the dates specified, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future.

          CELLULAR COMMUNICATIONS OF PUERTO RICO, INC. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 1998
                                 (IN THOUSANDS)


                                                                     ADJUSTMENTS
                                                                    (BANK LOAN &             CORECOMM                PRO
                                            HISTORICAL          CAPITAL CONTRIBUTION)        SPIN-OFF               FORMA
                                            ------------------------------------------------------------------------------
Current assets
  Cash                                      $  19,250  A,B,C,D      $  (6,900)               $    201            $  12,149
  Marketable securities                        24,374                                                               24,374
  Accounts receivable, net                     19,021                                           1,320               17,701
  Inventory                                     4,438                                             172                4,266
  Other                                         9,647                                             371                9,276
                                            ---------               ------------------------------------------------------
Total current assets                           76,730                  (6,900)                  2,064               67,766

Fixed assets, net                             129,046                                           1,687              127,359
Unamortized license acquistion costs          197,514                                          25,356              172,158
Other, net                                      9,947  C                3,000                   2,472               10,475
                                            ---------               ------------------------------------------------------
                                            $ 413,237               $  (3,900)               $ 31,579            $ 377,758
                                            =========               ======================================================

Current liabilities
  Accounts payable                             $9,491                                        $    842            $   8,649
  Accrued expenses                             20,947                                           1,450               19,497
  Other                                         5,693                                             747                4,946
                                            ---------                                        -----------------------------
Total current liabilities                      36,131                                           3,039               33,092

Long-term debt                                208,900  A,B          $ 146,100                                      355,000
Other                                           9,310                                                                9,310

Shareholders' equity                          158,896  D             (150,000)                 28,540              (19,644)
                                            ---------               ------------------------------------------------------
                                            $ 413,237               $  (3,900)               $ 31,579            $ 377,758
                                            =========               ======================================================

         CELLULAR COMMUNICATIONS OF PUERTO RICO, INC. AND SUBSIDIARIES

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                         SIX MONTHS ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                CORECOMM            PRO
                                               HISTORICAL      ADJUSTMENTS      SPIN-OFF           FORMA
                                               ----------------------------------------------------------
Revenues                                       $  83,280                        $  1,261        $  82,019
Costs and expenses:
  Cost of equipment sold                           9,469                              15            9,454
  Operating                                        9,418                           1,052            8,366
  Selling, general and administrative             35,687                           1,417           34,270
  Depreciation and amortization                   16,285 F     $    217              158           16,344
                                                --------                        -------------------------
                                                  70,859            217            2,642           68,434
                                                --------                        -------------------------

Operating income (loss)                           12,421           (217)          (1,381)          13,585
Other expense, net                                 9,580 E        5,844                -           15,424
Income tax provision                                 836                                              836
                                                --------                        -------------------------
Net income (loss)                               $  2,005       $ (6,061)        $ (1,381)       $  (2,675)
                                                ========                        =========================

Net income (loss) per common share              $   0.15                                        $   (0.20)
                                                ========                                        =========

Net income (loss) per share - Assuming
  dilution                                      $   0.14                                        $   (0.20)
                                                ========                                        =========


         CELLULAR COMMUNICATIONS OF PUERTO RICO, INC. AND SUBSIDIARIES

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                 CORECOMM          PRO
                                               HISTORICAL       ADJUSTMENTS      SPIN-OFF         FORMA
                                               ----------------------------------------------------------
Revenues                                       $ 148,494                        $       -       $ 148,494
Costs and expenses:                                                                     -               -
  Cost of equipment sold                          19,089                                -          19,089
  Operating                                       14,949                                -          14,949
  Selling, general and administrative             71,271                                -          71,271
  Depreciation and amortization                   25,660 H     $      434               -          26,094
                                               ---------                        -------------------------
                                                 130,969              434               -         131,403
                                               ---------                        -------------------------

Operating income                                  17,525              434               -          17,091
Other expense, net                                20,706 G         11,688               -          32,394
Income tax provision                               2,159                                -           2,159
                                               ---------                        -------------------------
Net loss                                       $  (5,340)      $  (12,122)      $       -       $ (17,462)
                                               =========                        =========================

Net income (loss) per common share             $   (0.40)                                       $   (1.31)
                                               =========                                        =========

Net income (loss) per share
  - Assuming dilution                          $   (0.40)                                       $   (1.31)
                                               =========                                        =========


         CELLULAR COMMUNICATIONS OF PUERTO RICO, INC. AND SUBSIDIARIES

                              PRO FORMA ADJUSTMENTS
                                 (IN THOUSANDS)



A.   To record cash received from bank loan                         $   155,000
                                                                    ===========

B.   To repay note payable in cash                                  $     8,900
                                                                    ===========

C.   To record financing costs paid in cash                         $     3,000
                                                                    ===========

D.   To record cash capital contribution to CoreComm Limited        $   150,000
                                                                    ===========

E.   To record interest expense using 8% interest rate for
     the six months ended June 30, 1998                             $     5,844
                                                                    ===========

F.   To record amortization of deferred financing costs
     (over 83 months) for the six months ended June 30, 1998        $       217
                                                                    ===========

G.   To record interest expense using 8% interest rate for
     the year ended December 31, 1997                               $    11,688
                                                                    ===========

H.   To record amortization of deferred financing costs
     (over 83 months) for the year ended December 31, 1997          $       434
                                                                    ===========